UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

SONOMA VALLEY BANCORP
(Exact name of registrant as specified in its charter)

California	000-31929	68-0454068
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 267, Sonoma, California	95476
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (707)738-9862

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

All of Sonoma Valley Bancorp’s director and officer liability insurance policies, along with the broad form company liability policy, the fiduciary liability policy and the privacy liability policy, among other policies (collectively, the “Policies”), insuring Sonoma Valley Bancorp’s officers and directors against liability expire and terminate on July 1 or July 10, 2011, at 12:01 a.m. local time, pursuant to and in accordance with the terms and conditions set forth in the Policies, a full copy of which are attached as an exhibit to this Current Report and incorporated herein by reference. In addition, the extended reporting period for the same policies expire on the same days.  The above description of the Policies is qualified by reference to the full text of the Policies filed herewith.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Directors and Officers / Company Liability Insurance Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA VALLEY BANCORP,
a California corporation

By:  /s/ Robert J. Nicholas
Name: Robert J. Nicholas
Title: Chairman of the Board

Date: June 7, 2011

EXHIBIT INDEX

Exhibit	Description

99.1	Directors and Officers / Company Liability Insurance Policies

4